                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     -----------------------------------------------------------------------

     In  connection  with the  shareholder  report of American  Century  Capital
Portfolios,  Inc.  (the  "Registrant")  on  Form  N-CSR  for the  period  ending
September 30, 2007 (the "Report"),  we, the  undersigned,  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  November 29, 2007

                                     /s/  Jonathan S. Thomas
                                     ------------------------------------
                                     Jonathan S. Thomas
                                     President
                                     (chief executive officer)

                                     /s/  Robert J. Leach
                                     ------------------------------------
                                     Robert J. Leach
                                     Vice President, Treasurer, and
                                     Chief Financial Officer
                                     (chief financial officer)